UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-11350	59-0483700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	369 N. New York Ave., Suite 201 Winter Park, Florida (Address of principal executive offices)	32789 (Zip Code)

Registrant’s telephone number, including area code: (386) 274-2202

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CTO	NYSE
6.375% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CTO-PA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

At-the-Market Offering Program

On August 23, 2024, CTO Realty Growth, Inc. (the “Company”) entered into separate equity distribution agreements (collectively, the “Equity Distribution Agreements”) with each of BMO Capital Markets Corp., B. Riley Securities, Inc., Robert W. Baird & Co. Incorporated, Janney Montgomery Scott LLC, Jefferies LLC, JonesTrading Institutional Services LLC, Raymond James & Associates, Inc. and Truist Securities, Inc. (each, a “sales agent” and, collectively, the “sales agents”), pursuant to which the Company may issue and sell from time to time shares of the Company’s 6.375% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, with a liquidation preference of $25.00 per share, having an aggregate gross sales price of up to $24,500,000 (the “Shares”).

Sales of Shares, if any, may be made in transactions that are deemed to be “at the market” offerings, as defined in Rule 415 under the Securities Act of 1933, as amended, including, without limitation, sales made by means of ordinary brokers’ transactions on the New York Stock Exchange, to or through a market maker at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices based on prevailing market prices.

Each sales agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as sales agent under the applicable Equity Distribution Agreement.

The Shares will be offered and sold pursuant to a prospectus supplement, dated August 23, 2024, and a base prospectus, dated October 26, 2022, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-267819). This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The foregoing description in this Item 8.01 is qualified in its entirety by reference to the full text of the Equity Distribution Agreements, the form of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Exhibit Description
1.1	Form of Equity Distribution Agreement

5.1	Opinion of Venable LLP

8.1	Tax opinion of Vinson & Elkins L.L.P. as to certain U.S. federal income tax matters

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTO REALTY GROWTH, INC.

By:	/s/ John P. Albright
Name:	John P. Albright
Title:	President and Chief Executive Officer

Date: August 23, 2024